                                 CONFORMED COPY

THIS AGREEMENT is made 22nd June 1998

BETWEEN

(1) THE PERSONS whose names and addresses are set out in Column (1) of the Schedule hereto ("the Subscribers")

(2) POLYDOC PLC incorporated under the Companies Acts (registered in England number 3217859) and having its registered office at 26 Farringdon Street London EC4A 4AQ ("the Company"); and

WHEREAS

On the terms and conditions of this Agreement the Subscribers have agreed to subscribe for a total of up to L1,570,920 of 5% Convertible Loan Stock 1999 to be issued by the Company and the Company has agreed to issue such stock and to issue share warrants entitling the Subscribers to subscribe for ordinary shares in the capital of the Company

NOW IT IS HEREBY AGREED as follows:-

1        INTERPRETATION

1.1 In this Agreement (including the Schedule hereto) the following expressions have the meanings stated, unless the context otherwise requires

         "Completion Date" means the date on which the completion of this Agreement takes place pursuant to Clause 4;

         "Instrument" means the instrument constituting the Loan Stock in the form set out in Appendix A hereto

         "Loan Stock" means the L1,570,920 5% Convertible Loan Stock 1999 to be issued by the Company pursuant to the Instrument

         "Share Warrants" mean warrants entitling the holder to subscribe for ordinary shares in the capital of the Company in the form set out in Appendix B hereto

         "Special Resolution" means the special resolution to be passed by the Company in General Meeting in the form set out in Part 1 of Appendix C hereto

         "Ordinary Resolution" means the ordinary resolution to be passed by the Company in General Meeting in the form set out in Part 2 of Appendix C hereto

2        CONDITIONS

2.1 Completion of this Agreement with the Subscribers other than Mr Mence is conditional upon each of the following:

         2.1.1 the passing by the Company in General Meeting of the Special Resolution; and

         2.1.2    the execution by the Company of this Instrument

2.2 Completion of this Agreement with Mr Mence is conditional upon each of the following:-

         2.2.1 the agreement of the Panel on Takeovers and Mergers to the waiver of the obligation of Mr Barry Mence to make a general offer under Rule 9 of the City Code on Takeovers and Mergers following exercise by him of the conversion rights attaching to the Loan Stock to be issued to him hereunder and/or the subscription rights under the Share Warrants to be issued to him hereunder; and

         2.2.2 the passing by the Company in general meeting of the Special Resolution and the Ordinary Resolution; and

         2.2.3        the execution by the Company of the Instrument

2.3 The Subscribers and the Company shall use their respective reasonable endeavours to procure the fulfilment of the conditions set out in clauses 2.1 and 2.2 by 31 July 1998 or such later date as the Subscribers may agree in writing

2.4 If any of the conditions in clause 2.1 have not been fulfilled on or before the date referred to in clause 2.3 this Agreement and everything contained in it shall cease and determine provided that until such date each of the parties hereto shall comply with the obligations on its part contained in this Agreement

2.5 If the conditions in clause 2.1 have been fulfilled on or before the date referred to in clause 2.3 but the conditions in clause 2.2 have not been fulfilled by that date then the obligations in this Agreement relating to the subscription by Mr Mence for Loan Stock and the issue by the Company of Share Warrants to Mr Mence shall cease and determine

3        SUBSCRIPTION FOR LOAN STOCK AND ISSUE OF SHARE WARRANTS

         On the terms and subject to the conditions referred to in this Agreement:-

3.1 each of the Subscribers in respect of whom this Agreement has become unconditional will subscribe in cash at par for the amount of Loan Stock set out opposite such Subscriber's name in Column (2) of the Schedule hereto and the Company shall issue such Loan Stock to such Subscribers; and

3.2 the Company shall issue to each of the Subscribers who so subscribe for Loan Stock Share Warrants entitling each of such Subscribers to subscribe for the number of ordinary shares of 20p each in the capital of the Company set out opposite such Subscriber's name in Column (3) of the Schedule hereto

4        COMPLETION

         Forthwith upon satisfaction of the conditions set out in clauses 2.1 and 2.2 or, if the conditions set out in clause 2.1 have been satisfied but not the conditions set out in clause 2.2 then on the date referred to in clause 2.3, completion of this Agreement shall take place when all but not part only of the following shall be done:

4.1 The Subscribers in respect of whom this Agreement has become unconditional shall pay to the Company the subscription price for the Loan Stock subscribed by them

4.2      The Company shall issue the Loan Stock to such Subscribers

4.3      The Company shall issue the Share Warrants to such Subscribers

5        ANNOUNCEMENTS

         No announcement of the terms of this Agreement shall be made by any party prior to the Completion Date without the written consent of the others save for any announcement required to be made by the Company in accordance with the rules and regulations of the Stock Exchange or the Amsterdam Stock Exchange

6        COSTS

         The parties will pay their own costs of and incidental to the negotiation preparation and completion of this Agreement

7        GENERAL

7.1 This Agreement shall be governed by and construed in accordance with English law

7.2 The Agreement may be executed as two or more documents in the same form and execution by all the parties of at least one of such documents will constitute due execution of this Agreement

7.3 This Agreement shall be binding upon and enure for the benefit of the successors of the parties hereto but shall not be assignable

IN WITNESS WHEREOF this Agreement has been duly executed by the parties the day and year first above written

                                  THE SCHEDULE

                                 THE SUBSCRIBERS

         NAME AND ADDRESS    NOMINAL VALUE OF LOAN STOCK      NUMBER OF SHARES IN RESPECT OF
                (1)                 SUBSCRIBED L             WHICH WARRANTS ARE TO BE ISSUED
                                         (2)                               (3)

Barry Mence                            523,640                           300,000
Colne Priory
Earls Colne
Colchester
Essex CO6 2PG

Nederlandse Participatie               523,640                           300,000
Maatschappij NV
Breitnerstraat 1
Postbus 7224
1007 JB Amsterdam
The Netherlands

Brandon Limited                        523,640                           300,000
Parade House                           -------                           -------
The Parade
Castletown
Isle of Man
                                      1,570,920                          900,000

SIGNED by BARRY MENCE      )
in the presence of:-       )                     BARRY MENCE

M.L. Stimson
Secretary
35 Walker Drive
Leigh-on-Sea
Essex  SS9 3QT

SIGNED by M.W. DEKKER                            )
for and on behalf of NEDERLANDSE                 )
PARTICIPATIE MAATSCHAPPIJ NV                     )    M.W. DEKKER
in the presence of:                              )

C. KOERTS

SIGNED by R.L.D. TUCKER                          )
for and on behalf of BRANDON                     )    R.L.D. TUCKER
LIMITED in the presence of:-                     )    DIRECTOR

S.E.C. ST MAUR
15 Ballastrooan
Colby
Isle of Man
(Secretary)

SIGNED by E.R.E.I. WIEBENGA                      )
for and on behalf of POLYDOC                     )    E.R.E.I. WIEBENGA
PLC in the presence of:-                         )

P.A. HOEBOER

                                                                      Appendix A

            DATED                                                1998
            ---------------------------------------------------------


                                   POLYDOC PLC


            ---------------------------------------------------------

                                   INSTRUMENT
                       CONSTITUTING L1,570,920 5 per cent
                           CONVERTIBLE LOAN STOCK 1999

            ---------------------------------------------------------

                                  STONES PORTER
                              26 FARRINGDON STREET
                                 LONDON EC4A 4AQ

                               TEL : 0171 248 9991

                                    REF: HTE

THIS INSTRUMENT is made the                                                1998
by POLYDOC PLC (Registered No. 3217859) whose registered office is at 26 Farringdon Street London EC4A ("the Company")

THIS INSTRUMENT WITNESSES and the Company hereby declares as follows:-

1.         In this Instrument unless the context otherwise requires:-

           Conditions"                      means the Conditions set out in
                                            Schedule 2 as from time to time
                                            modified in the manner set out
                                            therein

           "Stock"                          means the principal moneys
                                            represented by the 5 per cent
                                            Convertible Loan Stock 1999 hereby
                                            constituted or as the case may
                                            require a specific proportion
                                            thereof;

           "Stockholder"                    means any original holder of the
                                            stock or its successor in title

2. The Company has determined to create and hereby constitutes L1,570,920 loan stock to be designated as 5 per cent Convertible Loan Stock 1999

3. The Stock shall be issued in amounts or multiples of L1 at par for cash and shall be issued and held at all times subject to the provisions contained in this Instrument including the Conditions. Payment for the Stock may be made in a currency other than sterling acceptable to the Company at the rate of exchange for that currency into sterling applicable on the date the Stock is issued

4. Every Stockholder shall be entitled to a certificate for the stock held by it. Every certificate shall be in the form or substantially in the form set out in Schedule 1 hereto and shall have the Conditions annexed thereto

5. The Company shall in accordance with the Conditions pay to the Stockholders interest on the Stock in issue for the time being

6. The Company shall in accordance with the Conditions redeem or convert the Stock in issue from time to time

IN WITNESS whereof this Instrument has been entered in to day and year first above written

                                   SCHEDULE 1

                                   POLYDOC PLC

               INCORPORATED UNDER THE COMPANIES ACTS 1985 AND 1989

                     REGISTERED NO. 3217859 ("THE COMPANY")

5 PER CENT CONVERTIBLE LOAN STOCK 1999 constituted by an Instrument
dated [                 ] 1998 ("the Instrument") and created pursuant to the
memorandum and articles of association of the Company by a resolution of the
board of directors passed on [                ] with the benefit of and subject
to the provisions contained in the Instrument including the Conditions annexed hereto

THIS IS TO CERTIFY THAT
of
is the registered holder of L[     ] of the above mentioned Stock subject to the
provisions contained in the Instrument including the Conditions annexed hereto

DATED the [                            ]

EXECUTED and DELIVERED as a         )
DEED BY POLYDOC PLC acting          )
by a director and its secretary     )
or two directors                    )                ...........................
                                                     DIRECTOR

                                                     ...........................
                                                     DIRECTOR/SECRETARY

NOTICE OF CONVERSION

TO:               POLYDOC PLC ("the Company")

I/We being the registered holder of L             of the 5 per cent Convertible
Loan Stock 1999 of the Company ("the Stock") represented by this Certificate hereby give notice of my/our desire to convert into fully paid Ordinary Shares
of the Company *all/L               of such Stock in accordance with the
Conditions attached to the Certificate.

I/We desire *all/        of such Ordinary Shares of the Company to be registered
in my/our name(s) and agree to accept such Ordinary Shares to be issued to me/us pursuant hereto subject to the Memorandum and Articles of Association of the Company and hereby authorise(s) the entry of my/our name(s) in the Register of Members in respect thereof and the despatch of a Certificate therefor by ordinary post at my/our risk to at

Dated this                      day of                                  199

Signature(s) of Stockholder ..............................................

*Delete or complete as appropriate. If this space is left blank the notice will be deemed to relate to the whole of the Stock represented by the Certificate or all the Ordinary Shares into which such Stock may be converted (as the case may be).

                                   SCHEDULE 2

                                 THE CONDITIONS

1.       DEFINITIONS

1.1      In these Conditions unless the context otherwise requires:

"Certificate"                       means the certificate for the Stock held by
                                    the Stockholder issued pursuant to the
                                    Instrument;

"Conversion Date"                   means in relation to the conversion of the
                                    Stock 31 July 1999

"Conversion Rate"                   means (subject to adjustment pursuant
                                    to Clause 5.2) one Ordinary Share for each L[to be inserted - being 80% of the average of the mid-market PRICE FOR TRANSACTIONS IN
                                    THE COMPANY'S SHARES ON THE ALTERNATIVE
                                    INVESTMENT MARKET OF THE LONDON STOCK
                                    EXCHANGE OVER THE FIVE WORKING DAYS
                                    PRECEDING THE DATE OF THE AGREEMENT TO WHICH
                                    THIS DOCUMENT IS APPENDIX A] in nominal
                                    amount of the Stock unless at any time after the date of issue of the Stock and before the Conversion Date the Company shall have offered to its shareholders generally (but not necessarily offered to shareholders not resident in the United Kingdom or the Netherlands) the opportunity to participate in a rights issue or placing and open offer or other similar issue at a price per Ordinary Share fully paid of less than L[to be inserted - being 80% of the average of the mid-market price for TRANSACTIONS IN THE
                                    COMPANY'S SHARES ON THE ALTERNATIVE
                                    INVESTMENT MARKET OF THE LONDON STOCK
                                    EXCHANGE OVER THE FIVE WORKING DAYS
                                    PRECEDING THE DATE OF THE AGREEMENT TO WHICH
                                    THIS DOCUMENT IS APPENDIX A] in which event the Conversion Rate shall be one Ordinary
                                    Share for
                                    each nominal amount of the Stock equal to such price per fully paid share

"Conversion Rights"                 means the rights mentioned in Condition 5.1;

"Conditions"                        means the conditions herein set out as the
                                    same may from time to time be modified in accordance with these Conditions;

"Extraordinary Resolution"          has the meaning set out in Condition 12.10;

"Instrument"                        means the Instrument (including the
                                    Schedules thereto) dated [ ] 1998
                                    constituting the Stock as such Instrument may from time to time be modified in accordance with these Conditions and shall include any further instrument expressed to be supplemental thereto;

"Subsidiaries"                      means any subsidiary of the Company (within
                                    the meaning of Section 736(2) Companies Act
                                    1985) ;

"Ordinary share capital"
 and "Ordinary Shares"              mean the Ordinary share capital of the
                                    Company as presently constituted comprising
                                    Ordinary Shares of 20p each;

"Register"                          means the register relating to the Stock
                                    maintained by the Company in accordance with these Conditions;

"Stock" means the L1,570,920 5 per cent Convertible Loan Stock 1999 constituted by and to be issued in accordance with the Instrument and for the time being outstanding or as the case may require a specific portion thereof or the principal monies represented by the same;

"Stockholders"                      means the several persons for the time being
                                    entered in the Register as the holders of the Stock

1.2 References in these Conditions to a Condition are to a paragraph of these Conditions

1.3 The headings to the Conditions shall not affect the interpretation of these Conditions

1.4 References in these Conditions to statutory provisions shall be construed as references to such statutory provisions as respectively replaced, amended or re-enacted (whether before or after the date hereof) from time to time and shall include any provisions of which any subsequent statutory provisions are re-enactments (whether with or without modification) and any subordinate legislation or regulations made under any of the foregoing

1.5 In these Conditions where the context permits, words importing the singular include the plural and vice versa, references to persons include bodies corporate, unincorporated associations and partnerships and words importing any gender include the other genders

2.       STOCK

2.1 The Stock shall at all times be held subject to the provisions of the Instrument (including these Conditions)

2.2 The Stock in issue from time to time shall rank pari passu inter se as an obligation of the Company

3.       CERTIFICATES

3.1 Every Stockholder shall be entitled to a certificate stating the amount of the Stock held by him

3.2 Each certificate shall be sent at his own risk to the respective Stockholder at his address shown in the Register

3.3 Joint holders of Stock shall only be entitled to one certificate in respect of the Stock held by them jointly which certificate shall be sent to the joint holder first named in the Register at his registered address

4.       INTEREST

4.1 Interest shall be paid half-yearly in arrears on the principal amount of the Stock for the time being outstanding at the rate of 5 per cent per annum and such interest shall be paid, less income or other tax thereon which the Company is obliged by law to withhold, by payments on every 30 June and 31 December but so that the first payment of such interest calculated from the date of issue of any of the principal amount of the Stock to 31 December 1998 (both dates inclusive) shall be made on 31 December 1998. The interest on the Stock shall be calculated on the basis of a 365 day year and shall accrue on a day to day basis from the date of issue to the date of redemption or to the date of cancellation pursuant to Condition 11, or, in respect of any Stock converted, to the Conversion Date

4.2 Interest on the Stock may be paid in a currency other than sterling acceptable to the relevant Stockholder at the rate of exchange for sterling into that currency applicable on the date such interest is payable

5.       CONVERSION TERMS

5.1 Subject to Condition 5.2 each Stockholder shall on and subject to the terms and conditions hereinafter mentioned have the right to require the Company to allot on the Conversion Date fully paid Ordinary Shares in accordance with Condition 5.3 in exchange for and in satisfaction of such nominal amount of the Stock held by such Stockholder as such Stockholder shall specify in the Conversion Notice endorsed on the Certificate

5.2 Stock will be convertible at the Conversion Rate save that if a variation in the issued share capital of the Company occurs (whether by way of a capitalisation issue or any reduction, subdivision or consolidation or whether by way of any modification to the rights attached to the Ordinary Shares or the creation of any new class of share capital or otherwise) which adversely affects the Conversion Rate to the detriment of the Stockholders, then the Conversion Rate shall be adjusted in such manner as the Company may propose and the Stockholders may approve by way of Extraordinary Resolution as being fair and reasonable at a Meeting or Meetings of the Stockholders convened by the Company or any one or more of the Stockholders pursuant to the provisions of Condition 13. In the event that such adjustment to the Conversion Rate is not so approved in the manner aforesaid within 30 days of the date of the first of such Meetings, then the matter shall be referred to an independent Chartered Accountant to be selected (at the instance of any Stockholder or the Company) by the President (or the next most senior available officer) for the time being of the Institute of Chartered Accountants in England and Wales. Such independent Chartered Accountant shall be a person with relevant experience of the matter in dispute and he shall consult with such persons with similar experience as he shall from time to time deem appropriate and the Company, shall furnish him with such documents and other information as he may reasonably request. Any such independent

         Chartered Accountant (whose costs shall be payable as he shall direct) shall act as an expert and his decision shall be final and binding on the Stockholders and the Company

5.3 Subject as hereinafter provided, for the purpose of conversion the following provisions shall apply:-

         (a) each Stockholder who wishes to exercise Conversion Rights must complete the Conversion Notice endorsed on his Certificate in respect of the nominal amount (being not less than L100,000 or such smaller amount as may constitute his entire holding of Stock) of the Stock in respect of which he wishes to exercise the Conversion Right and must lodge the Certificate at the registered office of the Company not less than 14 days prior to the Conversion Date; a Conversion Notice may not be withdrawn without the consent of the Directors of the Company;

         (b) if any Certificate with the Conversion Notice completed has been so lodged with the Company the Company shall, on the Conversion Date, allot to the Stockholder the number of ordinary shares of the Company credited as fully paid to which the Stockholder is entitled under Condition 5.2 and such allotment shall be in exchange for and in satisfaction of the principal moneys outstanding on the Stock so converted;

         (c) subject to Condition 5.6 Ordinary Shares of the Company allotted on conversion shall rank pari passu and form one class with the ordinary share capital of the Company in issue on the Conversion Date;

         (d) interest on principal moneys outstanding on Stock converted shall be payable in respect thereof up to and including the Conversion Date but shall cease to accrue thereafter;

         (e) as soon as practicable after the allotment pursuant to Condition 5.3(b) and in any event no later than 21 days thereafter the Company will issue and send free of charge to each Stockholder a certificate in respect of the Ordinary share capital allotted on conversion and (in the case of an exercise of the Conversion Rights in respect of part only of the Stock) a balance Certificate for the Stock in respect of which the Conversion Rights have not been exercised on that occasion and which has not been redeemed pursuant to Condition 6.1

5.4 The Company shall use all reasonable endeavours to ensure that (if appropriate) all the Ordinary share capital allotted on conversion will upon allotment be admitted to trading on the Alternative Investment Market of the Stock Exchange and the NMAX of the Amsterdam Stock Exchange and any other stock exchange on which the Ordinary share capital of the Company shall for the time being be listed, quoted or traded

5.5 The Company shall keep available for issue sufficient authorised but unissued share capital to satisfy in full without the need for the passing of any resolution by shareholders all Conversion Rights

5.6 Ordinary Shares issued on conversion shall be credited as fully paid but shall not carry the right to receive any dividends or distributions declared, paid or made on the Ordinary Shares by reference to a record date which falls on or before the Conversion Date

6.       REDEMPTION AND PURCHASE

6.1 The Company shall redeem at par on the Conversion Date all Stock not previously converted or cancelled

6.2 Upon redemption of any Stock the company shall also pay the amount of any interest accrued (but remaining unpaid) on such Stock up to and including the date of redemption

6.3 The Company shall be at liberty at any time and from time to time to purchase Stock by tender (available to all Stockholders alike) at any price or to purchase Stock by private treaty

6.4 All Stock redeemed or purchased by the Company shall be cancelled and the Company shall not be at liberty to reissue the same

6.5 On the date upon which the Stock (or any part thereof) is to be redeemed or purchased pursuant to these Conditions each relevant Stockholder shall be bound to deliver to the Company the Certificate for his Stock and upon such delivery the Company shall pay to such Stockholder the amount payable to him in respect of such redemption or purchase. The Company shall issue free of charge to such Stockholder a fresh certificate for any balance of his Stock not so redeemed or purchased

6.6 The Stock, to the extent that it has not already been converted pursuant to Condition 5 or redeemed or purchased pursuant to this condition 6 or cancelled pursuant to Condition 11 shall (unless otherwise agreed by the Stockholders) be repayable on the date upon which any of the following events occurs:

         (a) if the Company fails to pay any amount of interest due to the Stockholders within 28 days after its due date, the Company having been given written notice by the Stockholders of such failure within 10 business days after such due date; or

         (b) if a distress or other execution is levied or sued out upon or against any part of the property or assets of the Company or any of its Subsidiaries and is not discharged within seven business days of having been levied or sued out; or

         (c) if the Company or any of its Subsidiaries becomes insolvent, makes a general assignment for the benefit of its creditors or is unable to pay its debts as they fall due for the purposes of Section 123 of the Insolvency Act 1986 or admits in writing its inability to pay its debts as they mature or anything analogous to any of such events occurs under the law of any applicable jurisdiction; or

         (d) if an encumbrancer takes possession or an administrator, receiver, liquidator, trustee or similar officer is appointed of all or any part of the undertaking, property or assets of the Company or any of its Subsidiaries; or

         (e) if an order is made, or an effective resolution is passed for the winding up of, or the making of an administration order in relation to the Company or any of its Subsidiaries; or

         (f)      if the Company ceases to carry on business

6.7 The amount payable on redemption, purchase or repayment pursuant to this Condition 6 may be paid in a currency other than sterling acceptable to the relevant Stockholder at the rate of exchange for sterling into that currency applicable on the date of such redemption, purchase or repayment

7.       PAYMENTS

7.1 Payment of interest and principal for the time being owing on the Stock or any part thereof shall be made by bank transfer where the registered holder thereof has so instructed the Company and given the necessary details but otherwise may be made by cheque or warrant drawn on the Company's bankers and made payable to the registered holder thereof or in the case of joint registered holders to all such holders or to such other person or persons as the registered holder or all the joint registered holders may in writing direct. All such payments shall be sent to the registered address of the registered holder or, in the case of joint registered holders, the registered address of the joint holder first named in the Register or such other address as the registered holder or all the joint registered holders may in writing direct.

7.2 If several persons are entered in the Register as joint holders of any Stock then (without prejudice to Condition 7.1) the receipt of any one of such persons for any monies payable on or in respect of such Stock shall be as effective a discharge to the Company as if the person signing such receipt were the sole registered holder of such Stock

7.3 If the Company is so required by law, the Company shall make any deduction on account of tax or otherwise from any amount payable by it hereunder in respect of the Stock and shall deliver to the relevant Stockholder in respect of each amount so deducted a certificate as to the gross amount of such payment, the amount deducted, the nature of the deduction and the actual amount paid and certifying that the Company has paid, or will pay, the amount deducted to the Inland Revenue or other appropriate authority. If the Company is required to make any such deduction, the Company shall not be required to make any additional payment to the relevant Stockholder

8.       REGISTER

8.1 A register for the Stock in issue ("Register") shall be kept by the Company and there shall be entered in the Register:

         (a) the names and addresses of the holders for the time being of the Stock;

         (b)      the amount of the Stock held by the registered holders;

         (c) the date at which the name of each registered holder is entered in respect of the Stock standing in his name;

         (d) the serial number of each certificate issued in respect of the Stock and the date of the issue thereof; and

         (e)      particulars of all transfers of Stock

8.2 Any change of name or address on the part of any Stockholder shall forthwith be notified to the Company and thereupon the Register shall be altered accordingly

8.3 A Stockholder shall be entitled at all reasonable times during usual office hours (except when the Register shall be closed in conformity with the provisions hereof) to inspect the Register and take copies of and extracts from the same or any part thereof

8.4 The Register may be closed by the Company for such periods and at such times as it may think fit provided it shall not be closed for more than 30 days in any year

9.       REGISTERED HOLDER

9.1 Except as required by law or as ordered by some court of competent jurisdiction, the Company will recognise the registered holder of any Stock as the absolute owner thereof and will not be bound to take notice or see to the execution of any trust whether express or implied to which any Stock may be subject. Without prejudice to Condition 6 the receipt of the registered holder (or, in the case of joint registered holders, of any one of such holders) for any monies payable in respect of the Stock shall be a good discharge to the Company notwithstanding any notice it may have (whether express or otherwise) of the right, title, interest or claim of any other person to or in such monies. No notice of any trust (whether express or otherwise) shall, except as provided by statute or as required by an order of a court of competent jurisdiction, be entered on the Register in respect of any Stock

9.2 The executors or administrators of a deceased holder of Stock (not being one or several joint registered holders) shall be the only person recognised by the Company as having any title to, or interest in, such Stock

9.3 In the case of death of any of the Joint registered holders of Stock, the survivors or survivor shall be the only persons or person recognised by the Company as having any title to, or interest in, such Stock

9.4 Any person becoming entitled to any Stock in consequence of the death or bankruptcy or liquidation of any holder may, upon producing such evidence that he sustains the character in respect of which he proposes to act under this Condition 9.4 or of his title as the Directors of the Company shall think sufficient, be registered himself as the holder in respect of such Stock or, subject to Condition 10, may transfer such Stock

9.5 The Company shall not be bound to register more than 4 persons as the joint holders of any of the Stock

10       TRANSFERS OF STOCK

10.1 Every Stockholder shall be entitled to transfer in whole or in part, any Stock held by him but, if in part, in a nominal amount of not less than L100,000 or such smaller amount as may constitute his entire holding of Stock

10.2     An instrument of transfer shall be in writing in the usual common form

10.3 Every instrument of transfer must be signed by or on behalf of the transferor or, where the transferor is a corporation, given under its common seal or in accordance with all necessary corporate action required to duly authorise the execution and delivery of such instrument of transfer and the transferor shall be deemed to remain the owner of the Stock until the name of the transferee is entered in the Register in respect thereof

10.4 Every instrument of transfer must be left for registration at the registered office of the Company, or at the place where the Register shall for the time being be kept, accompanied by the certificate or certificates for the Stock to be transferred and such other evidence as the Directors of the Company may reasonably require to prove the title of the transferor or his right to transfer such Stock and, if the instrument of transfer is executed by some other person on the transferor's behalf, the authority of that person so do to. All instruments of transfer which shall be registered shall be retained by the Company. No fee shall be charged for registration

11       REPLACEMENT CERTIFICATES

11.1 If any certificate for the Stock is worn out or defaced then, upon production thereof to the Directors of the Company they may cancel and retain the same and may issue a new certificate in lieu thereof

11.2 If any such certificate is lost or destroyed then, upon proof thereof to the satisfaction of the Directors of the Company and on such terms as to evidence and indemnity as the Directors of the Company may deem adequate being given and the payment of all out of pocket expenses of the Company in investigating such evidence and preparing the requisite indemnity, a new certificate in lieu thereof may be issued to the person entitled to such lost or destroyed certificate

11.3 An entry as to the issue of the new certificate and indemnity (if any) shall be made in the Register

12       MEETINGS OF THE STOCKHOLDERS

12.1 The Company, or any one or more of the Stockholders holding or together holding not less than one-tenth of the Stock for the time being outstanding, may at any time convene a Meeting of the Stockholders to be held at such place as the Company or such Stockholder or Stockholders (as the case may be) may determine by giving not less than 14 days' notice thereof (exclusive of the day on which the notice is served and of the day on which the Meeting is to be held) to the Stockholders and (if convened by any one or more of the Stockholders) to the Company

12.2 The Notice convening any Meeting shall specify the place, day and hour of the Meeting and the general nature of the business to be transacted but it shall not be necessary (except in the case of an Extraordinary Resolution) to specify in the Notice the terms of the resolution(s) to be proposed

12.3 At any Meeting of Stockholders a person or persons holding or representing by proxy at least one-tenth in value of the Stock for the time being outstanding shall form a quorum for the transaction of business except for the purpose of passing an Extraordinary Resolution. The quorum for passing an Extraordinary Resolution shall be the holders present in person or by proxy of 50 per cent or more in nominal value of the Stock for the time being outstanding. No business shall be transacted at any Meeting unless the requisite quorum is present

12.4 The Chairman for the time being of the Board of Directors of the Company shall be entitled to take the chair at any Meeting of the Stockholders but, unless he is a Stockholder, he shall not be entitled to vote at any such Meeting. If at any Meeting the Chairman shall not be present within 5 minutes after the time appointed for holding the Meeting, the Stockholders present shall choose one of their number to be Chairman at that Meeting

12.5 If within 15 minutes from the time appointed for the Meeting a quorum is not present the Meeting, if convened on the requisition of Stockholders, shall be dissolved and in any other case it shall stand adjourned to such day (not being less than 14 or more than 28 days after the date of the Meeting from which such adjournment takes place) and time and place as the Chairman of the Meeting shall direct Provided that at least 7 days' notice shall be given of such adjourned Meeting and such notice shall state that the Stockholders present whatever their number or the nominal value of the Stock held or represented by them will constitute a quorum for all purposes

12.6 A resolution put to the vote of a Meeting shall be decided on a show of hands unless before or on the declaration of the result of the show of hands a poll is duly demanded by the Chairman of the Meeting or by Stockholders holding at least one-tenth in value of the Stock for the time being outstanding and a demand by a representative or proxy for a Stockholder shall be the same as a demand by that Stockholder

12.7 On a show of hands every Stockholder who (being an individual) is present in person or (being a corporation) is present by its authorised representative shall have 1 vote. On a poll every Stockholder present in person or by representative or by proxy shall have 1 vote for every L1 of Stock of which he is the holder. In the case of joint registered holders of Stock the vote of the senior who tenders a vote whether in person or by proxy shall be accepted to the exclusion of the votes of the other joint holders and for this purpose seniority shall be determined by the order in which the names stand in the Register in respect of the joint holding. A person appointed to act as proxy need not be a Stockholder

12.8 A Meeting of the Stockholders shall, in addition to any other powers have the following powers exercisable by Extraordinary Resolution:

         (a) power to sanction any modification, compromise, abrogation or arrangement in respect of the Stockholders against the Company; and

         (b) power to assent to any modification or abrogation of the provisions contained in these Conditions, or to which the Stock is subject proposed or agreed to by the Company

12.9 An Extraordinary Resolution passed at a Meeting of the Stockholders duly convened and held in accordance with those Conditions shall be binding upon all the Stockholders whether present or not at such Meeting and each of the Stockholders shall be bound to give effect thereto accordingly. A resolution in writing signed by all the Stockholders shall be as valid and effectual as if it had been passed as an Extraordinary Resolution at a Meeting of the Stockholders duly convened and held. Each of the Stockholders shall, if the Company so requests, surrender the certificate(s) for his Stock to the company so that a memorandum of any such Extraordinary Resolution or resolution in writing may be endorsed thereon or annexed thereto

12.10 The expression "Extraordinary Resolution" means a resolution passed at a Meeting of the Stockholders duly convened and held in accordance with the provisions contained in these Conditions relative to a Meeting for passing an Extraordinary Resolution by a majority consisting of not less than three-fourths of the persons voting thereat on a show of hands or, on a poll, by a majority consisting of not less than three-fourths of the votes given on such poll

13.      NOTICES

         Any notice to the Company or a Stockholder (as the case may be) required for any purpose may be served personally or by sending it through the post in a prepaid letter addressed to the Company or its/their respective registered offices for the time being or to such Stockholder at his registered address. In the case of joint registered holders, such service shall be effected on all the joint holders by service on the Stockholder first named in the Register at his registered address. Where a notice or other document is served by post, service shall be deemed to have been effected on the day after the date on which it is posted and in proving such service it shall be sufficient to prove that the letter was properly addressed, stamped and posted and, where a notice or other document is served personally shall be deemed to be effected immediately upon delivery

14.      CONTINUING EFFECT

         The Instrument (including these Conditions) shall enure for the benefit of, and shall be binding upon all persons for the time being registered as holders of any of the Stock, and any person claiming through or under any of them, each of whom may sue, or be sued, for the performance or observance of the provisions thereof so far as his holding is concerned

15.      SHAREHOLDERS' COMMUNICATIONS

         The Company shall send to the Stockholders a copy of all circulars reports and other written communications sent to all the holders of Ordinary Shares in the Company at the time the same are sent to such holders

16.      PROPER LAW

         The Instrument, these Conditions and the Stock shall be governed by and construed in accordance with English law and the courts of England shall have jurisdiction in respect thereof

EXECUTED and DELIVERED              )
as a Deed by POLYDOC PLC            )
acting by a director and its        )
secretary or two directors          )

                                                                      Appendix B

                                   POLYDOC PLC

      (INCORPORATED IN ENGLAND UNDER THE COMPANIES ACT 1985 - NO. 3217859)

                             ORDINARY SHARE WARRANT

THIS IS TO CERTIFY THAT

of

has been granted the right to subscribe on or before 31 December 2000 ("the Exercise Date") for up to 300,000 ordinary shares of 20p each in PolyDoc Plc ("the Company") at [TO BE INSERTED - BEING 80% OF THE AVERAGE OF THE MID-MARKET PRICE FOR TRANSACTIONS IN THE COMPANY'S SHARES ON THE ALTERNATIVE INVESTMENT MARKET OF THE LONDON STOCK EXCHANGE OVER THE FIVE WORKING DAYS PRECEDING THE DATE OF THE AGREEMENT TO WHICH THIS DOCUMENT IS APPENDIX A] per ordinary share ("the Subscription Price") subject to the conditions attached and subject to the Memorandum and Articles of Association of the Company.

Executed and delivered as a Deed       )        Director........................
by POLYDOC PLC acting by a             )
director and its secretary or two      )        Director/
directors                                       Secretary.......................



                                                Dated                       1998

                                FORM OF EXERCISE

The Company Secretary,
PolyDoc Plc

I, the undersigned hereby exercise my right to subscribe for
         ** ordinary shares comprised in this Warrant and agree to accept the shares to be allocated pursuant to this Form of Exercise subject to the Memorandum and Articles of Association of the Company, and hereby request you to place my name on the Register of Members in respect thereof.

I enclose a remittance for L      *** in favour of PolyDoc Plc being the amount
payable on subscription for the shares in respect of which this Warrant is now exercised.

I hereby request you to despatch a certificate for the ordinary shares to be registered in my name and, if applicable, a balance Warrant by ordinary post at my risk to the address stated below.

Signature:   ......................          Address:   ........................



Name:   .....................                         ..........................



Dated:   .....................                        ..........................



** Please indicate the number of shares you wish to subscribe for. If no number is inserted, you will be deemed to have exercised your rights in respect of that number of shares which may be subscribed for with the amount of remittance. If the Option is exercised in part, it must be in respect of multiples of 1,000 shares.

*** The remittance should be for an amount equal to the Subscription Price per share multiplied by the number of shares applied for.

CONDITIONS:

1. The right to subscribe pursuant to this Warrant may be exercised by the completion and delivery to the registered office of the Company of the Form of Exercise on the reverse and the payment to the Company of the aggregate Subscription Price therefor by the holder of the Warrant.

2. The right to subscribe pursuant to this Warrant may be exercised in whole or in part on or before the Exercise Date and to the extent not so exercised then this Warrant shall be null and void and no subscription rights thereunder shall be exercisable thereafter.

3. This Warrant shall not be transferable and any disposal or transfer voluntary or involuntary of this Warrant or any right hereunder shall (except as mentioned in Condition 4) be void and cause the right to subscribe pursuant to this Warrant to cease to be exercisable.

4. If the holder of this Warrant dies before exercising any rights hereunder then such rights may be exercisable by his personal representatives.

5. If a variation in the issued share capital of the Company occurs (whether by way of a capitalisation or rights issue or any reduction, subdivision or consolidation or whether by way of any modification to the rights attached to the ordinary shares in the Company or of the creation of any new class of share capital or otherwise) which adversely affects the right to subscribe pursuant to this Warrant, then the Subscription Price or the shares to be issued on subscription shall be adjusted in such manner as the Company and the holder of this Warrant may agree as being fair and reasonable

6. Ordinary shares of the Company issued on the Exercise Date shall be credited as fully paid but shall not carry the right to receive any dividends or distributions declared, paid or made on the ordinary shares of the Company by reference to a record date which falls on or before the Exercise Date but otherwise shall rank pari passu and form one class with the ordinary share capital of the Company in issue on the Exercise Date.

7. The Company shall use all reasonable endeavours to ensure that (if appropriate) all the ordinary shares of the Company allotted on exercise of this Warrant will upon allotment be admitted to trading on the Alternative Investment Market of the Stock Exchange and the NMAX of the Amsterdam Stock Exchange and any other stock exchange on which the Ordinary share capital of the Company shall for the time being be listed, quoted or traded

8. The Company shall keep available for issue sufficient authorised but unissued share capital to satisfy in full without the need for the passing of any resolution by shareholders all rights to subscribe pursuant to this Warrant.

9. This Warrant shall be governed by and construed in accordance with English law and the courts of England shall have jurisdiction in respect thereof.

                                                                      APPENDIX C

                                   POLYDOC PLC

                                   RESOLUTIONS

                                     PART 1

SPECIAL RESOLUTIONS

That:

(i) the Directors be generally and unconditionally authorised pursuant to and in accordance with Section 80 of the Companies Act 1985 to exercise all the powers of the Company to allot relevant securities (within the meaning of that Section) up to a maximum aggregate nominal amount of L2,256,923 but so that such authority (unless previously renewed revoked or varied) is to expire at the conclusion of the Annual General Meeting of the Company to be held in 1999 or on 31 July 1999, whichever is earlier, but so that the Company may, before such expiry, make an offer or agreement which would or might require relevant securities to be allotted after such expiry and the Directors may allot relevant securities pursuant to any such offer or agreement as if such authority had not expired

(ii) the Directors be empowered pursuant to Section 95 of the Companies Act 1985 to allot equity securities (as defined in Section 94(2) of that Act) for cash pursuant to the authority conferred by paragraph (i) above as if Section 89
(1) of that Act did not apply to any such allotment provided that such power is limited to:

(a) the issue for cash of up to L1,570,920 of 5 per cent Convertible Loan Stock 1999 and the allotment thereafter on conversion of such Loan Stock of equity securities and the issue to the subscribers of such Loan Stock of Warrants giving the right to subscribe in cash for a maximum aggregate nominal amount of L180,000 of additional equity securities and the allotment thereafter on exercise of such right of such equity securities; and

(b) the allotment of equity securities in connection with an issue or offering by way of rights to ordinary shareholders where the equity securities respectively attributable to the interests of ordinary shareholders are proportionate (as nearly as may be practicable) to the respective numbers of ordinary shares held by or deemed to be held by them on the record date of such allotment, but subject to such exclusions or other arrangements as the Directors may deem necessary or expedient to deal with any fractional entitlements or any legal or practical problems under the laws of any overseas territory or the requirements of any regulatory authority or any stock exchange; and



(c) the allotment (otherwise than pursuant to paragraph (ii) (a) or (b) above) of equity securities up to a maximum aggregate nominal amount of L170,000;

and is to expire at the conclusion of the Annual General Meeting of the Company to be held in 1999 or on 31 July 1999, whichever is the earlier, save that the Company may before such expiry make offers or agreements which would or might require equity securities to be allotted after such expiry and the Directors may allot equity securities pursuant to any such offer or agreement as if such power had not expired.

                                     PART 2

ORDINARY RESOLUTION

That the issue by the Company to Mr Barry Mence of

(i)      L523,640 nominal of 5% Convertible Loan Stock 1999; and

(ii) Share Warranties entitling him to subscribe for up to 300,000 ordinary shares of 20p each in the Company for cash [TO BE INSERTED - BEING 80% OF THE

AVERAGE OF THE MID-MARKET PRICE FOR TRANSACTIONS IN THE COMPANY'S SHARES ON THE ALTERNATIVE INVESTMENT MARKET OF THE LONDON STOCK EXCHANGE OVER THE FIVE WORKING DAYS PRECEDING THE DATE OF THE AGREEMENT TO WHICH THIS DOCUMENT IS APPENDIX A] per share at any time on or before 31 December 2000;


on the terms set out in the circular to shareholders in the Company sent with the notice convening this meeting, be and are hereby approved.